EXECUTION COPY

AMENDMENT NO. 4
TO THE
AMENDED AND RESTATED CREDIT CARD PROGRAM AGREEMENT

    This AMENDMENT NO. 4 to the Amended and Restated Credit Card Program Agreement, dated as of June 4, 1996, as amended by Amendment No. 1 dated as of June 4, 1996, Amendment No. 2 dated as of January 31, 1997 and Amendment No. 3 dated as of March 1, 1997 (the "Program Agreement") is made as of this, 22nd day of July, 1998 by and among GE Capital Consumer Card Co. ("GE Bank"), Federated Department Stores, Inc. ("FDS"), FDS National Bank ("FDS Bank"), Macy's East, Inc. ("Macy's East"), Macy's West, Inc. ("Macy's West"), Bullock's, Inc. ("Bullock's"), Broadway Stores, Inc. ("Broadway"), FACS Group, Inc. ("FACS") and MSS-Delaware, Inc. ("MSS").

    NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties hereby agree to amend the Program Agreement as follows:

        SECTION 1. Amendments.

(a) Section 1.1 of the Program Agreement is hereby amended by deleting the definition of "Authorized FDS Person" in its entirety and replacing it with the following:

"Authorized FDS Person" means the senior vice president-credit operations, or senior vice president-credit services, as agent for FDS Bank and as designated by FDS Bank from time to time, or such other person as may be designated in writing by any such senior vice president from time to time."

(b) Section 1.1 of the Program Agreement is hereby amended by deleting the definition of "Net Write-Offs" in its entirety and replacing it with the following:

"Net Write-Offs" means as of January 1, 1998, with respect to any period, (a) the aggregate GE/Macy's Account Balances written off as losses during such period, minus (b) any unpaid finance charges and fees (other than agency and attorney's fees) on such Account Balances during such period, minus (c) the aggregate amount recovered with respect to previously written-off GE/Macy's Account Balances (net of finance charge and fee recoveries) during such period, including the aggregate amount of any sales tax refunds, rebates, credits or deductions received with respect to previously written-off GE/Macy's Account Balances."

        SECTION 2. Effect of Amendment. Except as specifically amended hereby, the Program Agreement, and all terms contained therein, shall remain in full force and effect.

        SECTION 3. Binding Effect: Severability. Each reference herein to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and in whose favor the provisions of this Amendment shall inure. In the event any one or more of the provisions contained in this Amendment shall be declared invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 5. Counterparts. This Amendment may be executed in separate counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the date first above written.

GE CAPITAL CONSUMER CARD CO.

By: /s/ Craig P. Vallerano

Name: Craig P. Vallerano

Title: EVP

FEDERATED DEPARTMENT STORES, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

FDS NATIONAL BANK

By: /s/ Susan R. Robinson

Name: Susan R. Robinson

Title: Treasurer

MACY'S EAST, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

MACY'S WEST, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

BULLOCK'S, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

BROADWAY STORES, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

FACS GROUP, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

MSS-DELAWARE, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President